Investor Conference Call 1Q 2011 May 13, 2011 Exhibit 99.1

SEC Disclosure Information
» Forward Looking Statements - Some of our comments today may include forward-
looking statements about our expectations for the future. These statements include assumptions, expectations, predictions, intentions or beliefs about future events.
Although we believe that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct, and we do not plan to update any forward-looking statements if our expectations change.  More information about the risks and uncertainties relating to TPC Group and the forward-
looking statements may be found in our SEC filings.
» Non-GAAP Financial Measures - Some of our comments today will reference
Adjusted EBITDA, which is a non-GAAP financial measure.  Provided herein is a reconciliation, for each period presented, of Adjusted EBITDA to Net Income, which is the most directly comparable GAAP measure reported in our financial statements. See
Slide # 3 for a discussion covering our revision of previously reported Adjusted EBITDA for the quarter ended December 31, 2010.

SEC Disclosure Information
3/31/2011 12/31/10 9/30/10 6/30/10 3/31/10
Adjusted EBITDA  –
as previously reported ($mm)
C4 Processing 15.7 $       23.8 $       26.1 $       14.7 $
Performance Products 9.2 14.6 17.2 11.4
Corporate (5.9) (5.3) (7.8) (7.0)
Total 19.0 $       33.1 $       35.5 $       19.1 $
Adjusted EBITDA  –
current definition ($mm)
C4 Processing 30.6 $       15.7 $       23.8 $       26.1 $       14.7 $
Performance Products 11.6 9.2 14.6 17.2 11.4
Corporate (6.7) (6.2) (5.6) (7.2) (6.0)
Total 35.5 $       18.7 $       32.8 $       36.1 $       20.1 $
(Unaudited)
Quarter Ended
ADJUSTED EBITDA – REVISION OF PREVIOUSLY REPORTED AMOUNTS
We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items.  These items are identified below in the reconciliation of Adjusted EBITDA to Net Income (Loss) on Slide 12.  Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.  As shown in the table below, we have revised previously reported Adjusted EBITDA for the C4 Processing segment for the quarter ended December 31, 2009 to remove the effect of the business interruption insurance recovery of $17.1 million.  We have concluded that removal of this item, which we consider to be non-recurring in nature, enhances the period-to-period comparability of our operating results and is more useful to securities analysts, investors and other interested parties in their understanding of our operating performance.  Our calculation of Adjusted EBITDA may be different from the calculation used by other companies; therefore, it may not be comparable to other companies.

$11.4
$(0.7)
$12.8
$14.4
$4.1
Qtr ended 3/31/11
Qtr ended 12/31/10
Qtr ended 9/30/10
Qtr ended 6/30/10
Qtr ended 3/31/10

$35.5
$18.7
$32.8
$36.1
$20.1
Qtr ended 3/31/11
Qtr ended 12/31/10
Qtr ended 9/30/10
Qtr ended 6/30/10
Qtr ended 3/31/10

Net Income Adjusted EBITDA*
Dollars in millions
except EPS
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
(in million except per share)
3/31/2011 12/31/2010 9/30/2010 6/30/2010 3/31/2010
Revenue 555.6 $      486.1 $      499.4 $      531.8 $      400.7 $
Gross Profit 79.6          59.2          71.3          77.8          59.7
Operating Income (Loss) 25.0          8.4            22.5          24.4          8.7
Interest Income (Expense) and Other (7.9)           (10.7)         (2.8)           (2.1)           (1.9)
Income Tax (Expense) / Benefit (5.7)           1.6            (6.9)           (7.9)           (2.7)
     Net Income 11.4          (0.7)           12.8          14.4          4.1
     EPS (Diluted) 0.70 $        (0.04) $      0.70 $        0.80 $        0.23 $
* See slide 3 for discussion of Adjusted EBITDA and slide 9 for a reconciliation of Adjusted EBITDA to Net Income for all periods presented .
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.

Selected Operating Results (unaudited)
C4 Processing
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
3/31/2011 12/31/2010 9/30/2010 6/30/2010 3/31/2010
Revenue ($mm) 434.3 $                 394.6 $                 397.9 $                 424.5 $                 299.7 $
Gross Profit ($mm) 58.0                      40.2                      47.3                      51.4                      39.3
Adj. EBITDA ($mm) 30.6                      15.7                      23.8                      26.1                      14.7
Volume (mm) 581.2                    597.2                    587.1                    644.7                    531.0
Gross Profit (¢/lb)) 0.10 $                   0.07 $                   0.08 $                   0.08 $                   0.07 $
Adj. EBITDA (¢/lb) 0.05 $                   0.03 $                   0.04 $                   0.04 $                   0.03 $
Performance Products
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
3/31/2011 12/31/2010 9/30/2010 6/30/2010 3/31/2010
Revenue ($mm) 121.3 $                 91.5 $                   101.5 $                 107.3 $                 101.0 $
Gross Profit ($mm) 21.6                      19.0                      24.0                      26.4                      20.4
Adj. EBITDA ($mm) 11.6                      9.2                        14.6                      17.2                      11.4
Volume (mm) 169.5                    141.0                    161.6                    158.0                    153.7
Gross Profit (¢/lb) 0.13 $                   0.13 $                   0.15 $                   0.17 $                   0.13 $
Adj. EBITDA (¢/lb) 0.07 $                   0.07 $                   0.09 $                   0.11 $                   0.07 $
Total
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
3/31/2010 12/31/2010 9/30/2010 12/31/2010 12/31/2010
Revenue ($mm) 555.6 $                 486.1 $                 499.4 $                 531.8 $                 400.7 $
Gross Profit ($mm) 79.6                      59.2                      71.3                      77.8                      59.7
Adj. EBITDA ($mm) 42.2                      24.9                      38.4                      43.3                      26.1
Volume (mm) 750.7                    738.2                    748.7                    802.7                    684.7
Gross Profit (¢/lb) 0.11 $                   0.08 $                   0.10 $                   0.10 $                   0.09 $
Adj. EBITDA (¢/lb) 0.06 $                   0.03 $                   0.05 $                   0.05 $                   0.04 $
* See slide 3 for discussion of Adjusted EBITDA and slide 9 for a reconciliation of Adjusted EBITDA to Net Income for all periods presented
. Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.

Supplemental Data 6

Selected Market Data
3/31/11 12/31/10 9/30/10 6/30/10 3/31/10
End of Qtr BD Contract Price ($/lb) (1)
1.04 0.86 0.93 0.92 0.76
Unleaded Gasoline Qtr Avg - USGC
($/gal) (2)
2.61 2.18 2.00 2.11 2.06
US Ethylene Industry Capacity Utilization, Qtr Avg (%) (3)
92.5 88.0 92.3 87.6 85.5
US BD Production (mm lbs) (3)
833 813 838 820 795
(1) Source:  CMAI
(2) Source:  Platts
(3) Source:  Hodson
Quarter Ended

Selected Financial Data
3/31/11 12/31/10 9/30/10 6/30/10 3/31/10
Sales Volumes (mm lbs) (1) 750.7 738.2 748.7 802.7 684.7
Sales Revenue ($mm) 555.6 486.1 499.4 531.8 400.7
Adjusted EBITDA ($mm)
C4 Processing 30.6 15.7 23.8 26.1 14.7
Performance Products 11.6 9.2 14.6 17.2 11.4
Corporate (6.7) (6.2) (5.6) (7.2) (6.0)
Adjusted EBITDA ($mm) (2) 35.5 18.7 32.8 36.1 20.1
Adjusted EBITDA per pound 0.05 0.03 0.04 0.04 0.03
Operating Segment Adjusted EBITDA per pound (3) 0.06 0.03 0.05 0.05 0.04
(1) Does not include tolling volume.
(2) Adjusted EBITDA as set by current definition
(3) Adjusted EBITDA for the C4 Processing and Performance Products operating segments - i.e. total Adjusted EBITDA less Corporate.
(Unaudited)
Quarter Ended

Reconciliation of Adjusted EBITDA to Net Income
(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance.
Adjusted EBITDA is not a measure computed in accordance with GAAP.  Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance.  Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our business segments. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items..  These items are identified above in the
Reconciliation of Adjusted EBITDA to Net Income (Loss), the GAAP measure most directly comparable to Adjusted EBITDA. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.
3/31/11 12/31/10 9/30/10 6/30/10 3/31/10
Net income (loss) 11.4 $    (0.7) $     12.8 $    14.4 $    4.1 $
Income tax expense 5.7         (1.6)        6.9         7.9         2.7
Interest expense, net 8.4 11.1 3.2 4.0 3.5
Depreciation and amortization 10.0 9.9 9.9 9.8 9.8
Adjusted EBITDA - current definition 35.5 $    18.7 $    32.8 $    36.1 $    20.1 $
(Unaudited, in millions)
Quarter Ended